UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 8, 2012

(Date of earliest event reported)

EQUITY LIFESTYLE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

Two North Riverside Plaza, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 279-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 8, 2012, Equity LifeStyle Properties, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders. Stockholders holding 38,354,301 shares of common stock (being the only class of shares entitled to vote at the meeting), or 92.87%, of the Company’s 41,297,873 outstanding shares of common stock as of the record date for the meeting, attended the meeting or were represented by proxy. The Company’s stockholders voted on five proposals presented at the meeting each of which is discussed in more detail in our Proxy Statement on Schedule 14-A. The proposals submitted for a vote and the related results of the stockholders’ votes were as follows:

Proposal No. 1: To elect eight directors to terms expiring in 2013. This proposal received the required affirmative vote of holders of a plurality of the votes cast and was approved.

DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Philip Calian	37,380,718	73,074	900,509
David Contis	36,373,010	1,080,782	900,509
Thomas Dobrowski	37,252,620	201,172	900,509
Thomas Heneghan	37,224,105	229,687	900,509
Sheli Rosenberg	36,079,241	1,374,551	900,509
Howard Walker	37,144,732	309,060	900,509
Gary Waterman	36,245,991	1,207,801	900,509
Samuel Zell	33,332,593	4,121,199	900,509

Proposal No. 2: To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012. This proposal received the required affirmative vote of holders of a majority of the votes cast and was approved.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Shares Voted	38,308,612	41,989	3,700	—

Proposal No. 3: To approve on a non-binding advisory basis the Company’s executive compensation. This proposal received the required affirmative vote of holders of a majority of the votes cast and was approved.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Shares Voted	37,179,775	268,328	5,689	900,509

Proposal No. 4: To approve the convertibility approval feature of the Company’s Series A Preferred Stock. This proposal received the required affirmative vote of holders of a majority of the votes cast and was approved.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Shares Voted	36,197,455	1,250,640	5,697	900,509

Proposal No. 5: To approve an amendment to the Company’s Articles of Amendment and Restatement to increase to 20,000,000 shares the Preferred Stock the Company is authorized to issue. This proposal did not receive the required affirmative vote of holders of two thirds of all votes entitled to be cast and was not approved.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Total Shares	16,450,880	20,991,779	11,133	900,509

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.

By:	/s/ Thomas Heneghan
Thomas Heneghan President and Chief Executive Officer

By:	/s/ Marguerite Nader
Marguerite Nader Executive Vice President and Chief Financial Officer

Date: May 9, 2012